Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

August 7, 2023

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 7, 2023 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses, Prospectus and Statement of Additional Information dated April 28, 2023

American Resilience Portfolio
Global Franchise Portfolio
Global Sustain Portfolio
International Equity Portfolio
International Resilience Portfolio
(the "Funds")

Effective immediately, Nathan Wong will no longer serve as a portfolio manager of the Funds. Accordingly, all references to Mr. Wong are removed from the Funds' Summary Prospectuses, Prospectus and Statement of Additional Information. William D. Lock, Bruno Paulson, Nic Sochovsky, Marcus Watson, Alex Gabriele, Richard Perrott and Vladimir A. Demine remain the portfolio managers of each Fund.

Please retain this supplement for future reference.

  IFISUMPROSPT 8/23